Exhibit 99.1

KPMG LLP
Suite 900
8350 Broad Street
McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

CyrusOne Holdco LLC (the “Company”)

Barclays Capital Inc. (the “Structuring Agent”)

KKR Capital Markets LLC

Re: CyrusOne 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CyrusOne Master Datatape_Final.xlsx” provided by the Company on March 23, 2023, containing information on 67 data center leases (the “Leases”) as of November 30, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CyrusOne 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Company, Barclays Capital Inc., KKR Capital Markets LLC, and other third parties who execute an agreement with KPMG LLP, together the “Specified Parties” have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $1.00, 0.1%, and 1 day, respectively.

•	The term “Statistical Calculation Date” means November 30, 2022.

•	The term “Lease Documents” means the following documents provided by the Company: (i) master servicing agreement, (ii) service level agreement, (iii) license agreement, (iv) access agreement, and (v) service order form. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the lessees.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Rent Roll” means a tab within the Data File containing information to compare or recompute the attributes listed in Exhibit A, per Instructions as applicable.

•	The term “S&P Ratings” means lessee’s Standard and Poor’s (S&P) long term bond credit ratings as of February 27, 2023, obtained from Standard and Poor’s (S&P) website, as instructed by the Structuring Agent, on behalf of the Company.

•	The term “Internet Site” means the following websites which were accessed on March 7, 2023, and used to confirm the attribute “Tenant Industry,” as instructed by the Company.

‒	www.globaldata.com

‒	www.fortune.com

‒	www.finance.yahoo.com

•	The term “Support Information Files” means the following electronic data files provided by the Structuring Agent, on behalf of the Company, containing instructions and information related to attributes (i) Master Tenant Name, (ii) Tenant Name, (iii) Lease Type, and (iv) Data Center Type:

‒	Email correspondence entitled “[EXTERNAL] RE: [External Message]EXTERNAL | CONE 2023-1 Due Diligence Touchpoint” provided on February 24, 2023

‒	“COPY of CONE 2023-1 Exception List 3.10.2023.MP .xlsx” provided on March 15, 2023

‒	“COPY of CONE 2023-1 Exception List 3.16.2023.MP.xlsx” provided on March 15, 2023

‒	Email correspondence entitled “[EXTERNAL] RE: CONE 2023-1 Data Center Type Support” provided on March 23, 2023

•	The term “Source Documents” means the Lease Documents, Rent Roll, S&P Ratings, Internet Site, and Support Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each Lease, we compared or recomputed the specified attributes listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

March 24, 2023

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A

#	Attribute Name in the Data File	Source Documents / Instructions
1	Master Tenant Name	Master Servicing Agreement; Service Level Agreement; License Agreement; Access Agreement; Support Information Files
2	Tenant Name	Master Servicing Agreement; Service Level Agreement; License Agreement; Access Agreement; Support Information Files
3	Market	Service Order Form
4	City	Service Order Form
5	Data Center Type	Support Information Files
6	Facility	Service Order Form
7	Tenant Industry	Internet Site
8	Tenant Credit Rating (S/F)	S&P Ratings
9	Tenant Credit Rating (S/F)_strat	S&P Ratings
10	Tenant Credit Rating Level	S&P Ratings
11	Lease Type	Rent Roll, Support Information Files
12	Tenant Industry (enterprise / cloud)	Rent Roll
13	Lease Currency	Service Order Form
14	Payment Frequency	Service Order Form
15	Start Date	Rent Roll
16	Expiration Date	Rent Roll
17	Original Term	Rent Roll
18	Remaining Term	Recompute as: “Statistical Calculation Date” – “Expiration Date”
19	Capacity Leased (KW)	Rent Roll
20	Base Rent ($/KW)	Rent Roll

#	Attribute Name in the Data File	Source Documents / Instructions
21	Monthly Base Rent	Rent Roll
22	Annualized Base Rent	Recompute as: “Monthly Base Rent” * 12
23	Enterprise Rent ($)	Recompute as: The sum of all charges under “Enterprise Rent” in the Rent Roll
24	Enterprise Rent (BBNB) ($)	Recompute as: The sum of all charges under “BBNB” in the Rent Roll
25	Annualized Enterprise Rent	Recompute as: “Enterprise Rent (BNBB) ($)” * 12
26	Annualized Adjusted Total Rent	Recompute as: “Annualized Base Rent” + “Annualized Enterprise Rent”
27	Annual Escalator Percentage	Rent Roll